UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2016

Huntington Funding, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number: 333-203636

Central Index Key Number: 0001540483

Huntington Auto Trust 2015-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number: 333-203636-01

Central Index Key Number: 0001643508

The Huntington National Bank

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0000049205

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

26-2764361

(Registrant’s I.R.S. Employer Identification No.)

Huntington Funding, LLC
Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware	19808
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(302) 636-5454

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) The Registrant is filing, as Exhibit 3.1 hereto, its Third Amended and Restated Limited Liability Company Agreement.

Exhibit

No.	Document Description

3.1	Third Amended and Restated Limited Liability Company Agreement of Huntington Funding, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2016	HUNTINGTON FUNDING, LLC

	By:	/s/ Matthew Alexander
	Name:	Matthew Alexander
	Title:	Vice President

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